Endurance Specialty Holdings Investor Presentation June 30, 2015 Exhibit 99.1

Forward Looking Statements and Regulation G Disclaimer
2
Safe Harbor for Forward Looking Statements
Some of the statements in this presentation may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words  "should," "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements.  These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our
Annual Report on Form 10-K and for the year ended December 31, 2104 and Quarterly Report on Form 10-Q for the period ended June 30, 2015.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Regulation G Disclaimer
In this presentation, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  For a complete description of non-GAAP measures and reconciliations, please review the Investor
Financial Supplement on our web site at  www.endurance.bm.
The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios.  Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.  The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.
Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations.  Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits.  Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends.  In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  Net premiums written  should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.
Return on Equity (ROE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods.  The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

•
“A” ratings from A.M. Best and S&P
•
$3.8 billion of total capital as of June
30, 2015.  MRH acquisition drives pro-
forma total capital to greater than $5
billion.
•
Conservative,
short-duration,
AA-
rated investment portfolio
•
Prudent reserves that have historically
developed favorably since our
inception
•
Diversified and efficient capital
structure
•
Since inception, returned nearly $2.1
billion to investors through dividends
and share repurchases
Endurance Has Strong Foundation to Build on
Strong balance sheet, diversified portfolio and robust infrastructure
3
Strategic Initiatives
•
Substantially expanded global
underwriting and leadership talent
•
Optimized balance of insurance and
reinsurance portfolios to lower
volatility and improve profitability
•
Increased strategic purchases of
reinsurance and retrocession to
support growth and manage cycle
•
Streamlined support operations to
generate significant savings to fund
underwriting additions
•
Financial results beginning to reflect
transformation initiatives
Diversified Portfolio of Businesses
•
Gross premiums written of $3.2
billion on a trailing 12 month basis
•
Book of business contains insurance
and reinsurance exposures as well
as short tail and long tail lines
•
Proven leader in the U.S. agriculture
insurance industry
•
Focus on specialty lines of business,
with market recognized, industry-
leading talent
•
Montpelier acquisition further
diversifies distribution and market
access with Lloyd’s and 3
rd
party
capital
Strong Balance Sheet and Capital
Strong and seasoned franchise
•
Inception to date operating ROE of 11.1%
•
10 year book value per share plus dividends CAGR of 9.5%
•
Continuous improvement in performance and market positioning

Larger book of
business with
lower
volatility and
improved
return
characteristics
We Have Transformed Our Specialty Insurance and Reinsurance Businesses
Starting in 2013 we rebalanced our insurance and reinsurance portfolios while expanding our global underwriting talent to enhance our positioning and relevance in the market
The core of our underwriting leadership and talent is now in place.  Our goal is to produce a more consistent level of
profitability
while
reducing
volatility
in
order
to
deliver
excellent
sustainable
results
for
our
shareholders.
4
Restructured
business
•
Withdrawal from
unprofitable lines
and accounts
•
Management of
limits
•
Strategic purchases
of reinsurance and
retrocessional
coverages
Improved
underwriting talent
•
Attracted and retained
teams of high quality
underwriters
•
Expanded
underwriting and
product capabilities in
insurance and
reinsurance specialty
lines
•
Newly added teams
are generating strong
premium flows with
improved margins
Expanding our
international
operations
•
Launched London
based international
insurance operation in
2014 and acquired
MRH Lloyd’s franchise
in 2015
•
Zurich based marine
and energy
reinsurance team
started in August 2014
•
Expanded catastrophe
reinsurance presence
in Singapore
Restructured
operations
•
Streamlined
leadership and
operations  to
create
efficiencies

Specialty
Insurance
Strategic
Direction
–
Scale,
Balance
and
Diversification
Expanded underwriting talent, refocused underwriting, rebalanced portfolio and improved positioning and relevance in the global market
5
2012
$1.4B
2Q2015
*
$1.9B
Insurance Gross Premiums Written
Agriculture
63%
U.S.
Specialty
23%
Bermuda
14%
Agriculture
46%
U.S.
Specialty
35%
Bermuda
9%
London
10%
•
Improved market presence through hiring of nearly 150 world class specialty underwriters in the U.S and London
•
Increased market relevance with expanded geographies and products including: U.S. (Primary and excess casualty, inland and ocean marine, numerous professional liability classes, E&S property and commercial property) and London (energy, property, professional lines and newly acquired Lloyd’s operation)
•
Rebalanced portfolio by managing limits and by reducing unprofitable classes of business including NY City contractors, DIC property, and numerous casualty exposures while growing diversified specialty lines
Rebalancing
Specialty Growth
Paired With
* Based on a trailing 12 month basis. Excludes impact of Montpelier acquisition.

Reinsurance
Strategic
Direction
–
Portfolio
Enhancement
Enhanced profitability by recruiting top flight underwriting talent, developing strategic partnerships with key clients and brokers, and improving underwriting and risk selection
6
2012
$1.1B
2Q2015
*
$1.3B
Reinsurance Gross Premiums Written
Specialty
25%
Property
19%
Catastrophe
25%
Professional
19%
Rebalancing
Specialty Growth
Casualty
12%
Specialty
11%
Property
31%
Catastrophe
34%
Professional
5%
Casualty
19%
Paired With
•
Expanded specialty focus through hiring of industry leading specialty teams in Trade Credit and Surety, Marine and
Energy and Agriculture
•
Improved balance and profit potential through re-underwriting and non-renewals in:  treaty property, UK Motor, low margin casualty treaties as well as numerous contracts that no longer met our profit targets
•
Enhanced leadership team and hired highly regarded North American team of underwriters
Significantly expanded profitable U.S. casualty and professional lines quota share business
•
Further expanded our international specialty book by an additional $70 million at 1/1/2015 renewals
* Based on a trailing 12 month basis. Excludes impact of Montpelier acquisition.

Portfolio Diversified by Product, Distribution Source and Geography
The transformation of Endurance has expanded product and geographic diversification
7
2Q2015
*
Gross
Premiums
Written:
$3.2
Billion
Reinsurance (39%)
Insurance (61%)
Casualty
Professional Liability
Property Per Risk
Small Business
Surety
Clash
Americas Property Catastrophe
Asia Property Catastrophe
Europe Property Catastrophe
Workers Compensation Catastrophe
U.S. Sponsored Multi
Peril Crop Insurance
(MPCI)
Hail and other named
peril covers
Professional Lines
Property
Primary and Excess Casualty
Miscellaneous E&O
Healthcare
Ocean/Inland Marine
Surety
Healthcare
Excess Casualty
Professional Lines
Europe
P&C
-
2%
Bermuda
6%
U.S. Specialty
21%
Global
Catastrophe
10%
North America
16%
Agriculture
28%
Global Specialty
10%
Aviation & Space
Marine & Energy
Agriculture (International)
Trade Credit, Surety and Political Risk
Structured Reinsurance
Weather
Personal Accident
Asia
P&C
-
1%
International
6%
Property
Professional Lines
Energy
* Based on a trailing 12 month basis. Excludes impact of Montpelier acquisition.

19.37
21.73
24.03
27.91
23.17
28.87
35.05
33.06
44.61
52.74
50.56
52.88
55.18
61.33
63.32
0.32
1.13
2.13
3.13
4.13
5.13
6.13
7.13
8.33
9.57
10.85
12.21
12.91
$0
$10
$20
$30
$40
$50
$60
$70
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2Q15
Book Value Per Share
Cumulative Dividends
Endurance’s Financial Results
Diluted book value per common share has grown strongly
8
Growth in Diluted Book Value Per Common Share ($)
From
December
31,
2001
–
June
30,
2015
•
2005 –
Hurricanes Katrina, Rita
and Wilma
•
2008 –
Credit crisis and related
impact of marking assets to
market
•
2009 –
Post crisis asset
recovery
•
2011 –
High frequency of
global catastrophes
•
2012 –
Superstorm
Sandy
and
Midwest drought
Significant Impacts to Book Value

[$ Millions]
1,645
1,863
1,673
2,098
2,312
2,007
2,587
2,648
2,181
2,281
2,457
2,755
2,873

Endurance

0%
5%
10%
15%
20%
25%
30%
1/1/11
7/1/11
1/1/12
7/1/12
1/1/13
7/1/13
1/1/14
7/1/14
1/1/15
7/1/15
Largest 1 in 100 PML as a % of Shareholders’ Equity
Excellent Financial Strength and Risk Based Capital Position
Strong flexibility to pursue value enhancing growth initiatives
Endurance has  significantly expanded its risk based capital position through strong results, prudent catastrophe risk management and leverage of reinsurance market while also returning nearly $2.1 billion to shareholders since inception through share repurchases and dividends.  We maintain excellent financial strength and flexibility to pursue our strategic objectives and profitably grow our business for the benefit of our shareholders.
9
Significantly Reduced Catastrophe Exposures*
Excellent Financial Strength with Diversified Capital Base*
* Excludes impact of Montpelier acquisition.
200
200
200
200
200
200
430
430
430
430
430
103
391
447
447
449
447
448
528
528
527
527
528
528
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
Common Equity
Preferred Equity
Debt
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2Q15

•
Fixed maturity portfolio duration is 3.08 years in
order to balance investment yield and interest rate
risk
•
Investment quality (AA-
average) has remained high
as the portfolio is conservatively managed in a
challenging economy
–
33.0% of investments are cash/short term
or US backed
–
Minimal exposure to sovereign debt or
bank debt of European peripheral countries
•
Increased allocations to non-core fixed income to
diversify portfolio, improve return potential and
reduce interest rate risk
•
Other investments of $623.9 million consist of
alternative funds (86.1%) and specialty funds
(13.9%)
–
Alternative funds predominantly include
hedge funds; complemented with some
private equity funds.
Hedge funds are
mostly a balanced mix of credit and equity
oriented strategies.
–
Specialty funds include high yield loan
funds
Conservatively Positioned Investment Portfolio
Endurance maintains a high quality, short duration investment portfolio
10
$6.6 Billion Investment Portfolio at June 30, 2015*
Cash and
Short Term
8.8%
Municipals and Foreign
Government
3.0%
Other
Investments
9.5%
Asset Backed and
Non Agency Mortgage
Backed –
26.5%
Equities
6.3%
Investment Portfolio Highlights
* Excludes impact of Montpelier acquisition.
U.S. Government /
and U.S. Government
Backed –
24.2%
Corporate
Securities
21.7%

Acquisition of Montpelier Re
Closed on July 31, 2015 -
Key Transaction Terms
11
Transaction
•
Endurance
acquired
all
of
the
common
shares
of
Montpelier
in
a
cash
and
stock
acquisition
Value
•
$1.9
billion
purchase price
•
1.22x
Montpelier’s
June
30
th
unaudited
GAAP
common
shareholders’
equity
($1.58
billion)
Consideration Mix
•
Consideration mix of approximately 25% cash to Montpelier shareholders and 75% stock, including on a per share basis:
$9.89 per share special pre-closing dividend of cash, and
0.472 Endurance shares (fixed exchange ratio)
Pro Forma Endurance
Ownership
•
69% by existing
Endurance shareholders
•
31% by existing Montpelier shareholders
Management and Board
•
Current Endurance management to remain in place
•
Increased Endurance’s Board of Directors at closing to include 3 current Montpelier Directors
Preferred Share
Redemption
•
Montpelier
redeemed its preferred shares prior to their shareholder meeting  at $26 per preferred share, or
$156 million in aggregate, plus declared and unpaid dividends, if any, to the date of redemption

The Acquisition of Montpelier Re is Strategically and Financially Compelling
Transaction Highlights
12
Increased Scale and
Market Presence
•
Transaction creates an enterprise with over $3.6 billion
(1)
of annual gross premiums written
•
Increased size allows organization to better capitalize on distribution relationships and more effectively compete across all market conditions
Diversified Platform
Across Products and
Geographies
•
Good-sized and scalable Lloyd’s platform expands distribution and product capabilities and provides access to new markets to further accelerate Endurance’s London market insurance growth strategy
•
Addition of established third party capital management franchise (Blue Capital) expands market presence, enhances capital flexibility and provides stable source of income
•
Montpelier’s attractive property catastrophe business complements existing reinsurance portfolio
•
Insurance to remain above 50% of the combined diversified portfolio
(1)
Stronger Balance
Sheet and Capital
Position
•
With common shareholders’ equity of $4.1 billion
(2)
and total capital of $5.5 billion
(2)
, the combined
company will have a substantially improved financial profile
•
Larger, stronger balance sheet better positions combined company to pursue growth, withstand volatility and manage capital
Manageable
Integration Risk
•
Endurance immediately implemented integration and transition plans upon closing of the transaction
Financially Attractive
•
Meaningful transaction synergies, including more than $70 million of annual run-rate cost savings.  Above original estimate of greater than $60 million.
•
Expected to be immediately accretive to EPS and ROE, excluding non-recurring integration and transaction costs
•
Neutral to book value per share and modestly dilutive to tangible book value per share
•
Potential for enhanced capital management over time
Notes
1.
Based on 2014 figures
2.
Figures as of 12/31/14, pro forma for transaction. Based on Endurance closing share price of $64.30 as of 3/30/2015.  Shareholders’ equity and total capital exclude non-controlling interests

Transaction Provides Increased Scale and Stronger Balance Sheet
13
2014 Gross Premiums Written of
Peer Companies
$Bn
Notes
1.
Pro forma for Platinum acquisition
2.
As of 12/31/2014, XL, PRE + AXS
and RNR
common shareholders’ equity shown pro forma for stock issued in connection with transactions based on publicly filed pro forma financial disclosure
3.
As of 12/31/2014, pro forma for the acquisition of MRH, does not include impact of purchase accounting adjustments or transaction expenses
Common Shareholders’ Equity of Peer
Companies (12/31/14)
$Bn
(1)
(2)
(2)
(3)
11.9
7.5
7.5
6.2
5.8
4.8
4.2
4.1
3.8
3.6
2.9
2.8
1.6
1.5
0
4
8
12
16
XL + CGL
Y
RE
PRE
ACGL
AXS
RNR
ENH + MRH
AWH
VR
AHL
ENH
AGII
MRH
14.1
5.9
5.7
5.1
4.8
4.7
3.6
2.9
2.9
2.9
2.4
2.1
1.9
0.7
0
4
8
12
16
XL + CGL
PRE
RE
Y
ACGL
AXS
ENH + MRH
AWH
AHL
ENH
VR
AGII
MRH
RNR

14
Endurance
(1)
Montpelier
(1) (2)
Combined
Insurance
59%
Property
Catastrophe
Reinsurance
30%
Other
Reinsurance
18%
Other
Insurance
4%
+
=
Collateralized
Re
11%
Lloyd’s
Insurance
23%
GPW: $2.9Bn
GPW: $0.7Bn
GPW: $3.6Bn
Property
Catastrophe
Reinsurance
16%
Other
Reinsurance
26%
Other
Insurance
48%
Lloyd’s
Insurance
5%
•
Meaningfully greater scale in reinsurance with premiums up ~35%
•
Overall business mix remains balanced, with over 50% insurance
Property
Catastrophe
Reinsurance
12%
Other
Reinsurance
29%
Collateralized Re
2%
Notes
1.
Based on full year 2014 gross premiums written
2.
Montpelier
insurance
includes
Property
and
Specialty
Individual
Risk;
reinsurance
includes
Property
Catastrophe
–
Treaty,
Property
Specialty
–
Treaty,
and
Other
Specialty
–
Treaty
Insurance: 59%
$1.7Bn
Reinsurance: 41%
$1.2Bn
Insurance: 27%
$0.2Bn
Reinsurance: 73%
$0.5Bn
Insurance: 53%
$1.9Bn
Reinsurance: 47%
$1.7Bn
Combined Business Well Diversified Across Business Lines and Platforms
Lloyd’s
Reinsurance
14%
Lloyd’s
Reinsurance
3%

•
Endurance has undergone a fundamental transformation to improve profitability and enhance market relevance
–
Since John Charman joined Endurance in mid 2013 as Chairman and CEO Endurance has meaningfully expanded its global specialty insurance and reinsurance capabilities
–
Endurance has rebalanced its insurance and reinsurance portfolios to lower volatility and improve profitability
•
Benefits started to emerge in 2014 and have continued into 2015
•
Endurance maintains excellent balance sheet strength and liquidity
–
Capital levels meaningfully exceed rating agency minimums, providing support for growth
–
High quality investment portfolio; fixed maturity investments have an average credit quality of AA-
–
Prudent reserving philosophy and strong reserve position; strong, consistent  history of favorable development
•
While market conditions are increasingly competitive, the outlook for Endurance remains attractive
–
Industry leading specialty underwriting talent driving growth and improved underwriting and risk selection;  accident year loss ratios improved in both segments during 2014 and remained stable year to date in 2015
–
Active management of exposures and reinsurance purchases has reduced expected portfolio volatility
–
Expanded footprint of our specialty insurance and reinsurance franchise is improving market presence and relevance
•
Montpelier acquisition provides compelling value to Endurance’s shareholders
–
New strategic capabilities with increased scale and market presence
–
Enhanced combined balance sheet and capital position
–
Manageable integration risk
Conclusion
Endurance is a compelling investment opportunity
15

Appendix

Overview of ARMtech

•
Multi Peril Crop Insurance (MPCI) is an insurance product regulated by the USDA that provides farmers with yield or revenue protection
–
Offered by 18 licensed companies
–
Pricing
is
set
by
the
government
and
agent
compensation
limits
are
also
imposed
-
no
pricing
cycle exists
–
Reduced downside risks due to Federally sponsored reinsurance and loss sharing
–
Agriculture insurance provides strong return potential, diversification in Endurance’s portfolio of
(re)insurance risks and is an efficient user of capital
•
ARMtech
is a leading specialty crop insurance business
–
Approximate 8% market share in MPCI (with estimated 201,000 total agriculture policies in force)
and is 5th largest of 18 MPCI industry participants
–
MPCI 2015 crop year* estimated gross written premiums of $796 million
–
Portfolio is well diversified by geography and by crop
•
ARMtech
was founded by software developers and has maintained a strong focus on providing industry leading service through leveraging technology
•
Endurance
purchased
ARMtech
in
December
2007
at
a
purchase
price
of
approximately
$125
million
–
ARMtech has grown MPCI policy count by 65.7% since 2007
Overview of ARMtech
ARMtech
has been a strong contributor to Endurance since its acquisition
18
*    2015 crop year is defined as July 1, 2014 through June 30, 2015

[$ Millions]
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015*
[Policy Count in '000's]

•
ARMtech
has built a market leading specialty crop
insurance business through its focus on offering
excellent service supported by industry leading
technology.
•
MPCI policy count has grown 65.7% over the past
seven years in a line of business not subject to the
property/casualty pricing cycle.
•
ARMtech
is a leader in using technology to deliver
high quality service and to satisfy the intense
compliance and documentation standards imposed
on the industry by the U.S. Federal Government.
•
2014 and 2015 industry premiums impacted by
declines in commodity prices
ARMtech
is a Leader in Crop Insurance
ARMtech’s
focus on technology and service has allowed it to steadily grow its business
19
Written Premiums and Policy Counts by Crop Year
Using technology and service to expand
premiums
ARMtech has demonstrated its ability to grow market share and premiums over time through its leading edge technology and superior delivery of service and compliance.
*    Estimated 2015 crop year premiums and policy count
**  Reflects cessions to the Federal Government as part of the MPCI Program and not third party reinsurance purchases
103
108
134
244
378
363
372
526
488
534
469
448
106
98
134
140
187
220
157
276
332
380
337
348
0
20
40
60
80
100
120
140
160
180
200
220
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
Crop Hail and LRP Premium
Retained MPCI Premium**
Ceded MPCI Premium
Policy Count [000's]

•
2015 estimated crop year MPCI net written premiums of
$448.0 million*** are 4.4% lower than crop year 2014
–
Commodity prices for spring crops declined 14%
on average compared to a year ago
–
Estimated policy count growth of approximately
10.2%
•
The portfolio of 2015 crop risk is balanced by crop and
geography
•
Purchased excess of loss reinsurance to reimburse for
losses from 90% to 95% on MPCI portfolio as well as 90%
quota share for crop hail products
•
The decline in estimated 2015 crop year MPCI net
written premiums is principally due to declines in crop
commodity prices and increased cessions to the federal
government and third parties, partially offset by
increased policy counts and new products
ARMtech
is Increasing Market Share and Geographic Diversification
2012 through 2015 were very strong marketing years for ARMtech
ARMtech
continues to focus on diversifying its business geographically while managing its exposure to Texas through active use of available reinsurance protections.
20
Estimated 2015 Net Written Crop Year
Premiums
*  Group One States –
IL, IN, IA, MN, NE
Group
Two
States
–
States
other
than
Group
One
and
Group
Three
states
Group Three States –
CT, DE, MA, MD, NV, NH, NJ, NY, PA, UT, WY, WV
** Estimated 2015 crop year premiums
***  Reflects cessions to the Federal Government as
part of the MPCI Program and not third party
reinsurance purchases
MPCI Net Written Premiums
by Crop Year and State Grouping *,***
62.5
100.5
104.6
77.2
129.9
149.9
163.4
136.4
115.5
126.2
202.3
189.9
200.6
257.1
228.1
265.5
217.4
234.4
52.0
68.8
58.8
82.2
131.8
105.1
99.4
108.0
92.4
$0
$100
$200
$300
$400
$500
$600
2007
2008
2009
2010
2011
2012
2013
2014
2015**
Group One States
Group Two States (Excl. Texas)
Texas
Group Three States

[Base and Net of FCIC Loss Ratio History]

Endurance

•
While individual states can produce large loss ratios,
the U.S. Federal reinsurance program has historically
reduced loss ratio volatility.
•
ARMtech’s
business has historically produced stable
profits over time after reflecting the reinsurance
terms set out in the current standard crop
reinsurance agreement
–
Historic average loss ratio post U.S. Federal
cessions has been 83.5% (adjusted for the
2011 Federal reinsurance terms)
–
The best year was 2007 with a 69.8% net loss
ratio and the worst was 2012 with a 104.0%
net MPCI loss ratio
–
ARMtech’s
current expense run rate after the
A&O subsidy is approximately 7% -
8%
Agriculture Insurance is Not Correlated with the P&C Cycle
FCIC reinsurance lowers volatility
21
Stable Results in Volatile Times
Historic MPCI Crop Year Loss Ratio Results
(Pre and Post Federal Reinsurance)
While individual states can produce highly varied gross loss ratios on a year to year basis, the U.S. Federal reinsurance
program
has
historically
mitigated
that
volatility
and
leaves
ARMtech
with
a
business
which
is
not
correlated to the traditional P&C pricing cycle and has high risk adjusted return potential.
0%
20%
40%
60%
80%
100%
120%
140%
160%
180%
200%
220%
240%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Gross L/R Group 1 States
Gross L/R Group 2 States
Gross L/R Group 3 States
Gross L/R Texas
Avg. Net L/R
Net L/R All States

Overview of ARMtech
ARMtech’s
recognition of premiums and earnings are influenced by growing seasons
22
Seasonality of MPCI Business
First Quarter
Third Quarter
Second Quarter
Recognition of
annual written
premiums
60% -
65%
Spring crops
20% -
25%
Spring crop acreage
report adjustments
Winter crops
10% -
15%
Spring crop
adjustments due to
actual cessions
5% -
10%
Winter crop
adjustments
Recognition of
annual earned
premiums
10%-15%
Largely driven by
winter crops
30% -
35%
Largely driven by
spring crops
25% -
30%
Driven by spring
crops and winter
crops
25% -
30%
Largely driven by
spring crops
Harvest
Harvest of winter
crops
Harvest of spring
crops
Fourth Quarter
Commodity
price setting
Setting of base prices
for spring crops
(forward commodity
price for fourth
quarter)
Setting of base prices
for winter crops
(forward commodity
price for second
quarter)
Harvest price
determined for
winter crops
Harvest price
determined for spring
crops

Retained Premium
<$250K
$250K
$500K
$1.0M
$2.5M

Endurance

2.3%
0.2%
0.5%
1.1%
1.0%
0.4%
5.9%
3.9%
5.4%
2.0%
3.3%
21.2%
1.7%
1.5%
0.9%
3.3%
8.9%
6.5%
0.6%
1.9%
0.9%
3.8%
3.3%
1.2%
2.5%
3.4%
1.5%
4.0%
3.3%
1.7%
0.7%
Geographic Diversification of Crop Insurance Business
ARMtech
maintains a geographically diversified portfolio of risk
23
ARMtech’s
2015 Estimated Crop Year MPCI Net Written Premiums

Diversification
of
Crops
Within
ARMtech’s
Portfolio
Underwritten risks diversified by geography and commodity type
24
ARMtech’s
2015 Estimated Crop Year MPCI Net Written Premiums
Iowa
–
6.0%
Nebraska
–
3.7%
Minnesota
–
2.7%
Indiana
–
2.4%
South
Dakota
–
2.1%
Missouri
–
1.7%
Texas
–
1.7%
North
Dakota
–
1.6%
Illinois
–
1.4%
Colorado
–
1.2%
Kentucky
–
1.0%
Tennessee
–
0.7%
Ohio
–
0.6%
Kansas
–
0.5%
Mississippi
–
0.5%
South
Carolina
–
0.4%
Wisconsin
–
0.4%
Maryland
–
0.2%
All
other
states
–
1.4%
Corn
(30.2%)
Texas
–
10.7%
Georgia
–
1.5%
Alabama
–
0.7%
Mississippi
–
0.6%
South
Carolina
–
0.4%
All
other
states
–
1.0%
Cotton
(14.9%)
Iowa
–
2.9%
Minnesota
–
2.4%
Mississippi
–
2.0%
Kentucky
–
1.5%
Nebraska
–
1.4%
North
Dakota
–
1.4%
Indiana
–1.3%
Missouri
–
1.2%
Tennessee
–
1.2%
Arkansas
–
0.8%
South
Dakota
–
0.7%
Ohio
–
0.6%
Illinois
–
0.5%
All
other
states
–
2.8%
Soybeans
(20.7%)
Other Crops
(21.8%)
Wheat
(12.4%)
Texas
–
3.6%
Colorado
–
1.5%
North
Dakota
–
1.5%
Kansas
–
0.8%
Oklahoma
–
0.7%
Minnesota
–
0.7%
All
other
states
–
3.6%
Grain
Sorghum
–
3.6%
Citrus,
Nursery
&
Orange
Trees
-
2.2%
Apples
–
1.9%
Pasture,
Rangeland,
Forage
–
1.6%
Peanuts
–
1.6%
Tobacco
–
1.1%
Potatoes
–
1.0%
Dry
Beans
–
0.8%
Barley
–
0.7%
Rice
–
0.6%
All
other
crops
–
6.7%

Agriculture Insurance Contains Four Layers of Risk Mitigation
Farmers retention, ceding premiums to the U.S. Federal Government, limitations on losses and gains and purchase of stop loss protection
25
45.0% of MPCI Premiums Ceded to U.S. Federal Government
Assigned Risk Fund
“Higher Risk Policies”
Commercial Fund
“Lower Risk Policies”
2015 Crop Year
Gross Liability
66.9% of risk retained by ARMtech
33.1%  of first dollar risk retained by
farmers
14.5% of 2015 Crop Year NWP
85.5% of 2015 Crop Year NWP
Loss Sharing
(% of loss retained by
Loss Ratio
Loss Ratio
Group 1 States
Group 2 & 3 States
ARMtech within each
100 -
160
7.5%
100 -
160
65.0%
42.5%
applicable band when
160 -
220
6.0%
160 -
220
45.0%
20.0%
the loss ratio is above 100%.)
220 -
500
3.0%
220 -
500
10.0%
5.0%
Gain Sharing
(% of gain retained by
Loss Ratio
Loss Ratio
Group 1 States
Group 2 & 3 States
ARMtech within each
65 -
100
22.5%
65 -
100
75.0%
97.5%
applicable band when
50 -
65
13.5%
50 -
65
40.0%
40.0%
the loss ratio is below 100%.)
0 -
50
3.0%
0 -
50
5.0%
5.0%

ARMtech
Has Grown Market Share Over Time
Superior service and technology have driven growth in stable market
26
% Change in
Crop Year Market Share
Market Share
MPCI Certified Companies (Owners)
2014
2013
2012
2011
2010
2009
2008
2007
2007 - 2014
Rain and Hail (ACE)
(1)
19.9%
20.8%
21.3%
21.8%
22.6%
24.3%
24.1%
25.0%
-5.1%
Rural Community Insurance Co. (Wells Fargo)
19.1%
20.6%
22.1%
21.8%
22.9%
24.7%
25.2%
25.1%
-6.0%
NAU Country Insurance Company (QBE)
(1)
13.3%
13.1%
13.3%
14.8%
14.4%
13.7%
13.8%
13.3%
0.0%
Great American Insurance Co. (American Fin. Group)
8.5%
8.5%
8.5%
8.7%
8.7%
9.1%
10.1%
10.6%
-2.2%
American Agri-Business Ins. Co. (Endurance)
8.0%
7.7%
7.4%
6.7%
7.0%
6.5%
5.7%
5.9%
2.1%
Farmers Mutual Hail Ins. of Iowa
(1)
7.7%
8.0%
7.6%
7.8%
8.0%
7.7%
7.3%
7.0%
0.7%
CGB Insurance Co. (CGB Diversified Services)
5.3%
4.6%
4.0%
2.7%
2.0%
1.2%
1.2%
1.1%
4.1%
Producers Ag Ins. Co. (HCC)
5.1%
4.9%
5.5%
6.4%
6.3%
5.3%
5.2%
4.8%
0.3%
Agrinational Insurance Company (Agriserve - ADM)
3.8%
3.1%
2.5%
2.1%
1.5%
0.9%
1.0%
1.1%
2.7%
Hudson Insurance Company (Fairfax)
(1)
2.3%
2.0%
1.6%
1.2%
1.2%
0.8%
0.6%
0.4%
1.9%
Heartland (Everest)
1.8%
2.4%
2.3%
2.4%
3.0%
3.4%
3.3%
3.2%
-1.5%
AgriLogic (Occidental Fire & Casualty Co.)
1.3%
1.6%
1.8%
1.4%
0.1%
0.0%
0.0%
0.0%
1.3%
American Agricultural Ins. Co. (Amer Farm Bureau)
1.1%
1.2%
1.3%
1.3%
1.3%
1.4%
1.4%
1.2%
0.0%
Country Mutual Insurance Company
0.8%
0.9%
0.9%
0.9%
1.0%
1.1%
1.2%
1.4%
-0.5%
Global Ag (XL Reins.)
0.8%
0.4%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.8%
International Ag (Starr Indemnity)
0.6%
0.3%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.6%
Climate Corp (Atlantic Specialty Ins. Co.)
0.5%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.5%
Crop Pro (Technology Insurance Company)
0.1%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.1%
Source –
National Crop Insurance Services (NCIS)
(1) Crop Year Market Share was increased to reflect the acquisition of a company between 2007 and 2014.

Other Miscellaneous Information

Probable Maximum Loss by Zone and Peril
Largest 1 in 100 year PML as of July 1, 2015 is equal to 8.0% of Shareholders’ Equity as of
June 30, 2015
28
Estimated Occurrence Net Loss as of July 1, 2015
July 1, 2014
July 1, 2013
Zone
Peril
10
Year
Return
Period
25
Year
Return
Period
50
Year
Return
Period
100
Year
Return
Period
250
Year
Return
Period
100
Year
Return
Period
100
Year
Return
Period
United States
Hurricane
$112
$157
$200
$265
$362
$284
$350
Europe
Windstorm
69
109
125
220
343
345
331
California
Earthquake
40
120
171
229
354
250
284
Japan
Windstorm
45
96
118
129
181
158
230
Northwest U.S.
Earthquake
—
5
34
98
166
91
89
Japan
Earthquake
18
88
132
154
222
163
137
United States
Tornado/Hail
30
45
59
74
93
78
89
Australia
Earthquake
1
9
34
77
116
121
87
New Zealand
Earthquake
1
6
15
34
72
35
23
Australia
Windstorm
5
17
35
56
81
88
58
New Madrid
Earthquake
—
—
—
10
84
6
7
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended
December 31, 2014 and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

•
Book value per common share, adjusted for dividends, expanded 1.4% during second quarter 2015
–
Net income attributable to common shareholders of $76.0 million
•
Relatively stable accident year loss ratios in both segments
•
General and administrative expenses were lower due to expense management and increased ceding commissions
•
Light catastrophe activity
•
Energy losses impacted the insurance segment
•
Gross written premiums of $861.2 million were 24.9% higher than second quarter 2014
–
Insurance gross written premiums of $468.9 million were 45.8% higher than second quarter 2014
•
Strong growth in our U.S. specialty  and London operations  as underwriting investments made over the last 30 months is attracting new business.
–
Reinsurance gross written premiums of $392.3 million increased 6.6% compared to second quarter 2014
•
Growth within casualty and professional lines was partially offset by declines within property, catastrophe and specialty.
•
Net written premiums increased 9.3% compared to second quarter 2014, a lower growth level than gross premiums as significant reinsurance/retrocessional protection has been purchased to reduce potential volatility.
Second Quarter 2015 Highlights
Results were driven by strong underwriting margins supported by light catastrophe losses and favorable development
29

Financial Results for Second Quarter 2015 and 2014
30
$MM (except per share data and %)
June 30,
2015
June 30,
2014
$
Change
%
Change
Net premiums written
559.1
511.4
47.7
9.3%
Net premiums earned
458.1
481.5
(23.4)
-4.9%
Net investment income
32.3
39.3
(7.0)
-17.8%
Net underwriting income
80.5
80.6
(0.1)
-0.1%
Net income to common shareholders
76.0
75.0
1.0
1.3%
Operating income to common
shareholders
79.5
71.9
7.6
10.6%
Fully diluted net income EPS
1.68
1.68
-
0.0%
Fully diluted operating income EPS
1.76
1.61
0.15
9.3%
Financial highlights
June 30,
2015
June 30,
2014
Operating ROE (annualized)
11.1%
10.9%
Net loss ratio
52.2%
53.8%
Acquisition expense ratio
18.5%
16.3%
General and administrative expense ratio
14.8%
18.0%
Combined ratio
85.5%
88.1%
Diluted book value per share
$63.32
$60.00
Key operating ratios

Gross Written Premiums for Second Quarter 2015 and 2014
31
In $MM
June 30,
2015
June 30,
2014
$
Change
%
Change
Casualty and other specialty
146.1
108.0
38.0
35.3%
Agriculture
112.0
80.5
31.5
39.1%
Professional lines
96.7
74.7
22.1
29.5%
Property, marine and energy
114.1
58.3
55.8
95.7%
Total insurance
468.9
321.5
147.4
45.8%
Insurance Segment
Reinsurance Segment
In $MM
June 30,
2015
June 30,
2014
$
Change
%
Change
Professional lines
134.2
84.1
50.1
59.6%
Casualty
48.1
30.9
17.3
55.7%
Catastrophe
139.8
158.4
-18.5
-11.7%
Property
30.6
42.9
-12.3
-28.7%
Specialty
39.6
51.6
-12.1
-23.3%
Total reinsurance
392.3
367.9
24.4
6.6%

Financial Overview: Inception to Date Financial Performance
In $MM
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
YTD
2Q15
Inception
to date
Net premiums
written
765
1,598
1,697
1,619
1,586
1,575
1,784
1,606
1,764
1,980
2,029
2,049
1,934
1,324
23,310
Net premiums
earned
369
1,174
1,633
1,724
1,639
1,595
1,766
1,633
1,741
1,931
2,014
2,016
1,864
848
21,947
Net underwriting
income (loss)
51
179
232
-410
304
322
111
265
195
-252
-48
195
255
164
1,563
Net investment
income
43
71
122
180
257
281
130
284
200
147
173
166
132
74
2,260
Net income (loss)
before preferred
dividend
102
263
356
-220
498
521
100
555
365
-94
163
312
348
193
3,462
Net income (loss)
available to
common
shareholders
102
263
356
-223
483
506
85
539
349
-118
130
279
316
176
3,243
Diluted EPS
$1.73
$4.00
$5.28
($3.60)
$6.73
$7.17
$1.33
$9.00
$6.38
($2.95)
$3.00
$6.37
$7.06
$3.91
$55.41
Financial highlights from 2002 through June 30, 2015
Key
Operating
Ratios
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
YTD
2Q15
Inception
to date
Combined
ratio
86.2%
84.7%
85.8%
123.5%
81.5%
79.9%
93.5%
84.0%
88.7%
112.9%
102.3%
90.2%
86.0%
84.1%
93.3%
Operating ROE
7.8%
17.3%
19.9%
(11.9%)
25.7%
23.8%
8.5%
22.0%
12.6%
(6.3%)
2.4%
11.9%
11.7%
12.1%
11.1%
Book value
per share
$21.73
$24.03
$27.91
$23.17
$28.87
$35.05
$33.06
$44.61
$52.74
$50.56
$52.88
$55.18
$61.33
$63.32
32